The Emerging Markets
                              Income Fund II Inc

December 21, 1999

Dear Shareholders:

We are pleased to provide this semi-annual report for The Emerging Markets Income Fund II Inc. (the "Fund") as of November 30, 1999. Included are market commentary, a statement of the Fund's investments and financial statements for the six months ended November 30, 1999.

The net asset value of the Fund increased from $9.71 per share on May 28, 1999 to $10.74 per share on November 30, 1999. Dividends of $0.825 per share from net investment income were declared during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total return based on net asset value for the six months ended November 30, 1999 was 20.43%. In comparison, the JP Morgan Emerging Bond Markets Index Plus ("EMBI+") posted a return of 12.92% for the same period.

EMERGING MARKETS DEBT OVERVIEW

The market performed well in an environment that included an aggressive interest rate policy by the U.S. Federal Reserve Board (the "Fed") and the first default on a Brady bond by Ecuador. Market returns were dominated by Russia, Bulgaria, Morocco and Brazil over the six-month period.

The Fed raised interest rates by 50 basis points during the past six months in response to the ongoing strength of the U.S. economy. The process of anticipating these two 25-basis-point rate increases has influenced bond market investors worldwide and has impacted emerging markets debt. The Fed has emphasized its commitment to price stability and its governors have made a number of public speeches outlining their concerns. This high profile approach on the part of the Fed has increased the bond market's focus on the U.S. economy and the outlook for increases in rates.

When viewed in the context of this relatively difficult fixed income environment, the performance of emerging markets debt has been particularly strong. Investors have been attracted by the high yields available in the market and reassured by the improving economic performance of a number of countries. Some of the most significant events of the past six months are highlighted below.

Russia was the best performing country in the Index over the past six months, returning 49.19%. The country continues to work with the International Monetary Fund ("IMF") on an expanded financing package. Spokesmen for the IMF indicated pleasant surprise at the status of Russia's macroeconomic reforms. On the political front, Duma elections in December reduced the influence of the Communist party and expanded the size of the moderate bloc. President Yeltsin resigned at year-end and appointed Prime Minister Putin acting president. Presidential elections will be held March 26, 2000 with President Putin the early favorite. We have remained overweight in Russia during the past six months.

                                                                          PAGE 1

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Bulgaria returned 25.57% during the past six months. The local economy continues to recover from the impact of the Kosovo crisis as regional trade has rebounded. In addition, the country enjoys the support of multi-lateral agencies and Western governments because of its disciplined approach to dealing with its economic problems. We continue to hold an overweight position in Bulgaria.

Brazil's recovery from the effects of its January currency devaluation continues to be impressive. Brazil has exceeded the fiscal targets outlined in its IMF agreement for the first six months of 1999. In addition, unemployment and inflation levels have exceeded projections and underscore the progress Brazil is making in reforming its economy. Brazil continues to have an ambitious structural reform agenda, which includes changes to the taxation and social security schemes. Despite recent political noise, the working relationship between the administration and Congress remains intact and we expect further positive developments on these important initiatives in 2000. Brazil returned 17.11% in the six months ended November 30, 1999. We are overweight Brazil on a spread duration basis. (Spread duration defines the sensitivity of a bond's price to a 1% move in its credit spread.)

King Hassan II of Morocco died after 38 years on the throne and has been replaced by his eldest son, King Mohammed VI. We expect the policies that have made Morocco a steadily improving credit will be continued by the new king. In another important development in Morocco, a cellular telephone license has been awarded to Telefonica for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this sale will be used to fund a variety of government initiatives in Morocco. Morocco has been a long-term, overweight position in the portfolio. It returned 18.78% over the past six months.

In a development with potentially negative implications for all emerging markets, Ecuador defaulted on a $96 million coupon payment on its Brady bonds due on August 31, 1999. In addition, Ecuador also announced plans to restructure its $6 billion of outstanding Brady debt. Any restructuring is expected to take considerable time and involve a number of important parties including the Ecuadorian government and Congress, the IMF and international investors. It is too early to make a definite determination of value in Ecuador until a firm restructuring proposal is presented. Investors have been willing to segregate Ecuador's problems from the rest of the market.

OUTLOOK

Our outlook for emerging markets debt is positive based upon the current spread level of 875 basis points over U.S. Treasuries. The economic rebound in Asia and the apparent bottoming of the recession in many Latin American countries point to an improving macroeconomic environment for emerging countries. We expect the market to remain volatile but believe that we are being well compensated for this price risk at current spread levels.

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

ANNUAL SHAREHOLDERS MEETING

The Fund held its annual shareholders meeting on September 9, 1999. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of PricewaterhouseCoopers LLP as the independent acountants of the Fund. The following table provides information concerning the matters voted on at the meeting.

1. ELECTION OF DIRECTORS

       NOMINEES              VOTES FOR            VOTES AGAINST
       --------              ---------            -------------
       Heath B. McLendon     20,213,398              192,121
       Jeswald W. Salacuse   20,213,995              191,524

2. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND

       VOTES FOR             VOTES AGAINST        VOTES ABSTAINED
       ----------            ------------         ---------------
       20,263,091               41,024                101,402

                                   *  *  *

In a continuing effort to provide timely information about The Emerging Markets Income Fund II Inc, shareholders can call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding your Emerging Markets Income Fund II Inc stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

Thank you for your investment in The Emerging Markets Income Fund II Inc. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,

/s/ William D. Cvengros                      /s/ Heath B. McLendon
William D. Cvengros                          Heath B. McLendon
Co-Chairman of the Board                     Co-Chairman of the Board

/s/ Peter J. Wilby                           /s/ James E. Craige
Peter J. Wilby                               James E. Craige
Executive Vice President                     Executive Vice President

                                                                          PAGE 3

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Investments (unaudited)
November 30, 1999


     PRINCIPAL
    AMOUNT (a)    BONDS -- 80.8%                                                             VALUE
-----------------------------------------------------------------------------------------------------
                  ARGENTINA -- 11.7%
                  Republic of Argentina:
 Peso 1,750,000+    8.750% due 7/10/02...............................................    $  1,532,355
      1,000,000+    14.250% due 11/30/02*............................................         980,000
 Peso 7,000,000+    11.750% due 2/12/07..............................................       6,187,178
 Peso   500,000+    11.750% due 2/12/07#.............................................         441,941
     19,740,000+    11.750% due 4/7/09...............................................      19,147,800
        690,000+    11.375% due 1/30/17..............................................         648,255
 Peso 4,097,164+    BOCON, Pro 1, 2.7864% due 4/1/07*................................       2,744,285
      1,000,000+    Discount Bond, Series L-GL, 6.875% due 3/31/23*..................         759,375
      6,000,000+    Structured Note, 9.164% due 4/10/05*(b)..........................       5,340,000
        650,000+    Zero Coupon Bond, Series E due 10/15/03..........................         429,813
                                                                                         ------------
                                                                                           38,211,002
                                                                                         ------------
                  BRAZIL -- 16.3%
      4,000,000+  Companhia Energetica De Sao Paulo, 9.125%, 6/26/07*................       3,730,000
                  Federal Republic of Brazil:
      7,086,000+    14.500% due 10/15/09.............................................       7,390,698
     26,416,151+    Capitalization (C) Bond, 8.000% due 4/15/14(c)...................      18,161,104
     17,500,000+    DCB, Series L, 7.000% due 4/15/12*...............................      11,878,125
     13,000,000+    FLRB, Series L, 5.000% due 4/15/09*..............................       8,840,000
      4,120,988+    MYDFA Trust Certificates, 6.8125% due 9/15/07*...................       3,168,009
                                                                                         ------------
                                                                                           53,167,936
                                                                                         ------------
                  BULGARIA -- 3.0%
     14,000,000+  Republic of Bulgaria, FLIRB, Series A, 2.500% due 7/28/12*.........       9,835,029
                                                                                         ------------
                  COLOMBIA -- 5.0%
                  Republic of Colombia:
        750,000+    7.250% due 2/15/03...............................................         678,750
      3,275,000+    7.270% due 6/15/03...............................................       2,906,562
      6,000,000+    10.875% due 3/9/04...............................................       6,000,000
      4,325,000+    11.442% due 8/13/05*.............................................       4,152,000
      3,000,000+    7.625% due 2/15/07...............................................       2,424,375
                                                                                         ------------
                                                                                           16,161,687
                                                                                         ------------
                  COSTA RICA -- 4.3%
                  Costa Rica:
      2,200,000+    Principal Bond, Series A, 6.250% due 5/21/10.....................       1,991,000
     14,500,000+    Principal Bond, Series B, 6.250% due 5/21/15.....................      12,035,000
                                                                                         ------------
                                                                                           14,026,000
                                                                                         ------------

                 See accompanying notes to financial statements.

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Investments (unaudited) (continued)
November 30, 1999


     PRINCIPAL
    AMOUNT (a)    BONDS -- 80.8% (continued)                                                 VALUE
-----------------------------------------------------------------------------------------------------
                  CROATIA -- 2.9%
                  Republic of Croatia, FRN:
        432,722+    6.45625% due 7/31/06*............................................    $    386,204
     10,500,000+    6.45625% due 7/31/10*............................................       8,977,500
                                                                                         ------------
                                                                                            9,363,704
                                                                                         ------------
                  ECUADOR -- 1.3%
     10,725,000+  Republic of Ecuador, Discount Bond, 6.000% due 2/28/25*(d).........       4,149,234
                                                                                         ------------
                  INDONESIA -- 1.8%
      5,539,427+  Pt Polytama Propindo, 11.250% due 6/15/07..........................       1,384,857
                  Tjiwi Kimia International Finance Company B.V.:
      1,000,000+    13.250% due 8/1/01...............................................         890,000
      5,000,000+    10.000% due 8/1/04...............................................       3,700,000
                                                                                         ------------
                                                                                            5,974,857
                                                                                         ------------
                  IVORY COAST -- 1.1%
     16,225,000+  Republic of Ivory Coast, 2.000% due 3/31/18*.......................       3,610,062
                                                                                         ------------
                  MEXICO -- 5.1%
      3,000,000+  Grupo Industrial Durango, 12.000% due 7/15/01......................       3,011,250
      2,000,000+  Hylsa S.A. de C.V., 9.250% due 9/15/07.............................       1,705,000
      2,800,000+  Petroleos Mexicanos, 9.250% due 3/30/18............................       2,576,000
                  United Mexican States:
        120,000+    10.375% due 2/17/09..............................................         124,590
        220,000+    11.375% due 9/15/16..............................................         242,550
      4,700,000+    Par Bond, Series A, 6.250% due 12/31/19..........................       3,641,031
      7,000,000+    Par Bond, Series B, 6.250% due 12/31/19..........................       5,422,813
                                                                                         ------------
                                                                                           16,723,234
                                                                                         ------------
                  PANAMA -- 1.9%
      8,125,000+  Republic of Panama, IRB, 4.250% due 7/17/14*.......................       6,063,281
                                                                                         ------------
                  PERU -- 3.6%
     17,700,000+  Republic of Peru, PDI Bond, 4.500% due 3/7/17*.....................      11,670,937
                                                                                         ------------
                 See accompanying notes to financial statements.

                                                                                               PAGE 5

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Investments (unaudited) (continued)
November 30, 1999


     PRINCIPAL
    AMOUNT (a)    BONDS -- 80.8% (continued)                                                 VALUE
-----------------------------------------------------------------------------------------------------
                  PHILIPPINES -- 3.6%
     11,350,000+  Republic of the Philippines, 9.875% due 1/15/19....................    $ 11,577,000
                                                                                         ------------
                  POLAND -- 1.7%
                  Republic of Poland:
      1,750,000+    Par Bond, 3.000% due 10/27/14*...................................       1,093,750
      2,760,000+    PDI Bond, 6.000% due 10/27/14*...................................       2,446,050
      3,000,000+    RSTA Bond, 4.000% due 10/27/24*..................................       1,996,875
                                                                                         ------------
                                                                                            5,536,675
                                                                                         ------------
                  RUSSIA -- 5.5%
                  Russia Government:
      3,850,000+    11.750% due 6/10/03..............................................       2,632,438
      2,325,000+    11.750% due 6/10/03#.............................................       1,589,719
     19,275,000+    12.750% due 6/24/28..............................................      11,902,312
     12,040,000+    IAN due 12/15/15##(d)............................................       1,873,725
                                                                                         ------------
                                                                                           17,998,194
                                                                                         ------------
                  URUGUAY -- 1.1%
                  Uruguay:
      1,381,577+    DCB, Series B, 6.500% due 2/18/07*...............................       1,284,867
      2,294,117+    NMB, 6.625% due 2/19/06*.........................................       2,236,764
                                                                                         ------------
                                                                                            3,521,631
                                                                                         ------------
                  VENEZUELA -- 10.9%
                  Republic of Venezuela:
      3,500,000+    13.625% due 8/15/18..............................................       3,150,000
      2,000,000+    9.250% due 9/15/27...............................................       1,270,000
      4,452,360+    DCB, Series DL, 6.3125% due 12/18/07*............................       3,492,320
     35,178,571+    FLIRB, Series A, 6.875% due 3/31/07*.............................      27,087,500
        535,714+    FLIRB, Series B, 6.875% due 3/31/07*.............................         412,500
                                                                                         ------------
                                                                                           35,412,320
                                                                                         ------------
                  TOTAL BONDS (Cost -- $251,311,197).................................     263,002,783
                                                                                         ------------

                 See accompanying notes to financial statements.

PAGE 6

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Investments (unaudited) (continued)
November 30, 1999


     PRINCIPAL
    AMOUNT (a)    LOAN PARTICIPATIONS++ -- 17.7%                                             VALUE
-----------------------------------------------------------------------------------------------------
                  The People's Democratic Republic of Algeria:
        954,542+    Tranche A, 6.8125% due 3/4/00* (Chase Manhattan Bank)............    $    942,611
      5,727,267+    Tranche 1, 6.8125% due 9/4/06* (Chase Manhattan Bank)............       4,381,359
     16,000,000+    Tranche 3, 7.500% due 3/4/10* (Chase Manhattan Bank).............      11,440,000
                  Government of Jamaica:
        111,082+    Tranche A, 7.000% due 10/15/00* (Chase Manhattan Bank)...........         104,417
      4,125,000+    Tranche B, 6.875% due 11/15/04* (Chase Manhattan Bank,
                      Morgan Guaranty Trust Company).................................       3,506,250
                  Russia Government:
      3,000,000+    Foreign Trade Obligation## (Bank of America).....................         281,250
     74,700,000+    Principal Loan, due 12/15/20##(d)
                      (Morgan Guaranty Trust Company of New York)....................      10,271,250
                  Kingdom of Morocco:
Yen 640,581,097+    Tranche A, 3.0175% due 1/1/09* (Goldman Sachs)...................       4,796,417
     23,294,111+    Tranche B, 6.84375% due 1/1/04* (Chase Manhattan Bank,
                      (Morgan Stanley Emerging Markets, Inc.)........................      21,896,465
                                                                                         ------------
                  TOTAL LOAN PARTICIPATIONS (Cost -- $57,874,916)....................      57,620,019
                                                                                         ------------
    CONTRACTS     Purchased Options## -- 0.0%
-----------------------------------------------------------------------------------------------------
    108,000,000   Hong Kong Dollar., Put @ HKD 7.8025, Expire 1/20/00................          86,400
     54,000,000   Hong Kong Dollar., Put @ HKD 7.8165, Expire 1/26/00................               0
                                                                                         ------------
                  TOTAL OPTIONS (Cost-- $ 1,315,802).................................          86,400
                                                                                         ------------
    WARRANTS      Warrants## -- 1.3%
-----------------------------------------------------------------------------------------------------
         52,289+  United Mexican States Warrants, Expire 2/18/00 (Cost -- $2,399,573)       4,339,987
                                                                                         ------------
                  SUB-TOTAL INVESTMENTS (Cost -- $312,901,488).......................     325,049,189
                                                                                         ------------
                  Repurchase Agreement -- 0.2%
-----------------------------------------------------------------------------------------------------
        645,000   State Street Bank, 5.630%, dated 11/30/99, 645,101 due 12/1/99
                    (collateralized by $655,000 U.S. Treasury Notes
                    due 8/31/00, value at $659,913) (Cost -- $645,000)...............         645,000
                                                                                         ------------
                  TOTAL INVESTMENTS-- 100.0% (Cost -- $313,546,488**)................    $325,694,189
                                                                                         ============
                 See accompanying notes to financial statements.

                                                                                               PAGE 7

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Investments (unaudited) (concluded)
November 30, 1999

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT NOVEMBER 30, 1999:

              CONTRACTS          IN EXCHANGE       CONTRACTS AT        DELIVERY        UNREALIZED
             TO DELIVER              FOR               VALUE             DATE         DEPRECIATION
           --------------       ------------      --------------       --------       ------------
Sale...... Yen 589,000,000      US $5,676,014     US $5,787,471        12/6/99          $111,457

-----------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Coupon rate is derived from a formula based on the yields of other Argentina Global bonds.
   (c) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
   (d) Security is currently in default.
     * Rate shown reflects current rate in effect at November 30, 1999 on instrument with variable rates or step coupon rates.
    ** Aggregate cost for federal income tax purposes is substantially the same.
     + Security is segregated as collateral pursuant to a loan agreement. See Note 4.
    ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
     # Pursuant to Rule 144A of the Securities Act of 1933, this security can only be sold to qualified institutional investors.
    ## Non-income producing security.

   Abbreviations used in this statement:
   BOCON    - Bonos De Consolidacion.
   DCB      - Debt Conversion Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FLRB     - Floating Rate Bond.
   FRN      - Floating Rate Note.
   HKD      - Hong Kong Dollar.
   IAN      - Interest Arrears Note.
   IRB      - Interest Reduction Bond.
   MYDFA    - Multi Year Depository Facility Agreement.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   RSTA     - Revolving Short Term Agreement.
   Yen      - Japanese Yen.

                 See accompanying notes to financial statements.

PAGE 8

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T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Assets and Liabilities
November 30, 1999 (unaudited)

ASSETS
  Investments, at value (Cost -- $312,901,488).......................................   $325,049,189
  Repurchase agreement...............................................................        645,000
  Receivable for securities sold.....................................................     22,628,696
  Interest receivable................................................................      7,013,725
  Prepaid expenses...................................................................          5,555
                                                                                        ------------
  Total Assets.......................................................................    355,342,165
                                                                                        ------------
LIABILITIES
  Due to custodian...................................................................         70,582
  Loan payable (Note 4)..............................................................    100,000,000
  Payable for securities purchased...................................................      2,607,325
  Net unrealized depreciation on forward foreign currency contracts..................        111,457
  Accrued interest expense on loan...................................................        333,889
  Accrued management fee (Note 2)....................................................        244,056
  Other accrued expenses.............................................................        220,280
                                                                                        ------------
  Total Liabilities..................................................................    103,587,589
                                                                                        ------------
  Net Assets.........................................................................   $251,754,576
                                                                                        ============
NET ASSETS
  Common Stock ($0.001 par value, authorized
    100,000,000; 23,433,683 shares outstanding)......................................   $     23,434
  Additional paid-in capital.........................................................    323,774,420
  Undistributed net investment income................................................      5,709,306
  Accumulated net realized loss on investments.......................................    (89,789,890)
  Net unrealized depreciation on investments and foreign currencies..................     12,037,306
                                                                                        ------------
  Net Assets.........................................................................   $251,754,576
                                                                                        ============

NET ASSET VALUE PER SHARE ($ 251,754,576 / 23,433,683 shares)........................         $10.74
                                                                                              ======
                 See accompanying notes to financial statements.
                                                                                              PAGE 9

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Operations
For the Six Months Ended November 30, 1999 (unaudited)

INCOME
  Interest (includes discount accretion of $6,487,254)...............................    $ 22,966,202

EXPENSES
  Interest on loan.....................................................    $3,559,167
  Management fee.......................................................     1,405,664
  Custodian............................................................        67,890
  Printing.............................................................        31,620
  Audit and tax services...............................................        28,458
  Legal................................................................        26,040
  Transfer agent expenses..............................................        18,786
  Listing fees.........................................................        17,490
  Directors' fees and expenses.........................................        16,926
  Other...............................................................         22,069       5,194,110
                                                                           ----------     -----------
Net Investment Income................................................................      17,772,092
                                                                                          -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Loss on:
    Investments......................................................................        (219,163)
    Foreign currency transactions....................................................        (492,848)
                                                                                          -----------
                                                                                             (712,011)
                                                                                          -----------
  Net Change in Unrealized Appreciation (Depreciation) on:
    Investments......................................................................      26,272,794
    Foreign currency contracts and other assets and liabilities
      denominated in foreign currencies..............................................        (270,180)
                                                                                          -----------
                                                                                           26,002,614
                                                                                          -----------
Net Gain on Investments and Foreign Currency Transactions............................      25,290,603
                                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........................................     $43,062,695
                                                                                          ===========

                 See accompanying notes to financial statements.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Statement of Changes in Net Assets
For the Six Months Ended November 30, 1999 (unaudited) and the Year Ended May 28, 1999


                                                                        NOVEMBER 30,          MAY 28,
                                                                            1999               1999
--------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income.............................................   $ 17,772,092        $ 40,446,017
  Net realized loss on investments and foreign currency transactions       (712,011)        (87,156,708)
  Net change in unrealized appreciation (depreciation)..............     26,002,614         (11,499,098)
                                                                       ------------        ------------
  Net Increase (Decrease) in Net Assets From Operations.............     43,062,695         (58,209,789)
                                                                       ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income........................................    (19,164,205)        (40,669,385)
  From net realized capital gains...................................        --              (19,722,397)
                                                                       ------------        ------------
  Net Decrease in Net Assets From
    Dividends and Distributions to Shareholders.....................    (19,164,205)        (60,391,782)
                                                                       ------------        ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares issued in reinvestment of dividends
    (268,061 and 865,753 shares issued).............................      2,849,104           8,528,861
                                                                       ------------        ------------
Total Increase (Decrease) in Net Assets.............................     26,747,594        (110,072,710)
                                                                       ------------        ------------
NET ASSETS
  Beginning of year.................................................    225,006,982         335,079,692
                                                                       ------------        ------------
  End of year (includes undistributed net investment income of
    $5,709,306 and $7,101,419, respectively)........................   $251,754,576        $225,006,982
                                                                       ============        ============

Statement of Cash Flows

For the Six Months Ended November 30, 1999 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Purchases of securities............................................................     $(101,423,471)

  Net sales of short-term investments................................................           809,000
  Proceeds from sales of securities and principal paydowns...........................       106,355,397
                                                                                          -------------
                                                                                              5,740,926
  Net investment income..............................................................        17,772,092
  Adjustments to reconcile net investment income to net cash provided by operating activities:
    Accretion of discount on investments.............................................        (6,487,254)
    Interest on payment-in-kind bonds................................................          (660,393)
    Net change in receivables/payables related to operations.........................          (121,721)
                                                                                          -------------
    Net Cash Provided by Operating Activities........................................        16,243,650
                                                                                          -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares issued in reinvestment of dividends...........................         2,849,104
  Dividends and distributions paid...................................................       (19,164,205)
                                                                                          -------------
  Net Cash Used by Financing Activities..............................................       (16,315,101)
                                                                                          -------------
Net Decrease in Cash.................................................................           (71,451)
Cash at Beginning of Year............................................................               869
                                                                                          -------------
Due to Custodian at End of Period....................................................     $     (70,582)
                                                                                          =============

                 See accompanying notes to financial statements.

                                                                                                PAGE 11

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the

T H E E M E R G I N G M A R K E T S I N C O M E F U N D I I I N C securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (f) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (g) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     (h) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, and marked-to-market on each valuation date to reflect the current market value of the option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. For options closed through an offsetting purchase or sale, the difference between the premium received or paid in the initial transaction and the amount paid or received in effecting the closing transaction is treated as a realized gain or loss. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended November 30, 1999, the Fund paid interest expense of $3,509,861.

2.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

         The Fund has entered into a management agreement with Value Advisors LLC (the "Investment Manager"), a subsidiary of PIMCO Advisors L.P., pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

         The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

         The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

         At November 30, 1999 the Investment Adviser owned 4,849 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

         All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

3.   PORTFOLIO ACTIVITY AND TAX INFORMATION

     Cost of purchases and proceeds from sales of securities, excluding short-term investments for the six months ended November 30, 1999 aggregated $101,864,244 and $126,868,227, respectively. The federal income tax cost basis of the Fund's investments at November 30, 1999 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $29,204,979 and $17,057,278, respectively, resulting in a net unrealized appreciation on investments of $12,147,701.

     In the year ended May 28, 1999, permanent book/tax differences of $(155,477) was reclassified from accumulated net realized loss on investments to undistributed net investment income.

4.   BANK LOAN

     The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with ING Baring (U.S.) Capital LLC. The interest rate on the loan is 7.75125% and the maturity date is May 15, 2000. The collateral for the loan was valued at $324,980,156 on November 30, 1999 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of not less than 300%.

5.   LOAN PARTICIPATIONS/ASSIGNMENTS

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at November 30, 1999 was $57,620,019.

     In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

6.   "WHEN AND IF" ISSUED BONDS

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Notes to Financial Statements (unaudited) (concluded)

7.   CREDIT AND MARKET RISK

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At November 30, 1999, the Fund has a concentration risk in sovereign debt of emerging market countries.

8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of November 30, 1999, the Fund has an outstanding contract to sell 589,000,000 Japanese Yen for US $5,676,014 for a scheduled settlement of December 6, 1999.

     The Fund enters into option transactions as part of its investment strategy or to hedge against possible changes in the market value of certain securities held. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. As of November 30, 1999, the Fund held purchased put options with a total market value of $86,400.

9.   DIVIDEND SUBSEQUENT TO NOVEMBER 30, 1999

     On December 1, 1999, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend was payable on December 23, 1999 to shareholders of record December 14, 1999.

10.  CAPITAL LOSS CARRYFORWARD

     At May 28, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $64,935,000, available to offset future capital gains through May 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Financial Highlights

Selected data for a share of common stock outstanding throughout the period:

                                                PERIOD ENDED                  YEAR ENDED
                                                 NOVEMBER 30    ----------------------------------------
                                                    1999        MAY 28,    MAY 29,   MAY 31,     MAY 31,
                                                 (UNAUDITED)     1999       1998      1997        1996
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......        $ 9.71        $15.03    $17.19     $13.54     $10.77
                                                  ------        ------    ------     ------     ------
Net investment income.....................          0.76          1.78      1.68       1.74       1.92
Net realized gain (loss) and change in
   unrealized appreciation (depreciation)
   on securities and foreign currency
   translations...........................          1.09         (4.45)    (0.86)      3.56       2.50
                                                  ------        ------    ------     ------     ------
Total from investment operations..........          1.85         (2.67)     0.82       5.30       4.42
                                                  ------        ------    ------     ------     ------
Dividends to shareholders from net
   investment income......................         (0.83)        (1.80)    (1.59)     (1.50)     (1.29)
Dividends to shareholders from net
   realized capital gains.................            --         (0.88)    (1.39)     (0.15)     (0.36)
                                                  ------        ------    ------     ------     ------
Total dividends and
   distributions to shareholders..........         (0.83)        (2.68)    (2.98)     (1.65)     (1.65)
                                                  ------        ------    ------     ------     ------
Increase in net asset value due to shares
   issued on reinvestment of dividends....          0.01          0.03      --         --         --
                                                  ------        ------    ------     ------     ------
Net increase (decrease) in net asset value          1.03         (5.32)    (2.16)      3.65       2.77
                                                  ------        ------    ------     ------     ------
Net asset value, end of period............        $10.74        $ 9.71    $15.03     $17.19     $13.54
                                                  ======        ======    ======     ======     ======
Per share market value, end of period.....       $11.125       $11.875  $15.4375     $15.75     $13.88
                                                 =======       =======  ========     ======     ======
Total investment return based on market
   price per share (a)....................         1.10%        -0.43%    17.51%     26.84%     32.72%
Ratios to Average Net Assets:
   Total expenses, including interest
     expense..............................         4.40%(b)      4.00%     3.14%      3.34%      4.21%
   Total expenses, excluding interest
     expense (operating expenses).........         1.39%(b)      1.35%     1.35%      1.37%      1.43%
   Net investment income..................        15.07%(b)     17.52%    10.16%     11.29%     16.20%
Supplemental Data:
   Net assets, end of period (000)........      $251,755      $225,007  $335,080   $377,252   $295,949
   Portfolio turnover rate................           32%          148%      136%       172%        94%
   Bank loan outstanding, end of period (000)   $100,000      $100,000  $100,000   $100,000   $100,000
   Interest rate on bank loan, end of period    7.75125%         6.83%  6.28125%      6.50%   6.60156%
   Weighted average bank loan (000).......      $100,000      $100,000  $100,000   $100,000   $100,000
   Weighted average interest rate.........         7.12%(b)      6.11%     6.46%      6.67%      7.21%

-------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(b) Annualized.

                                                                                                PAGE 17


T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited)*

                                                                                  NET REALIZED GAIN
                                                                                  (LOSS) & CHANGE IN
                                                        NET INVESTMENT             NET UNREALIZED
                                                            INCOME           APPRECIATION (DEPRECIATION)
                                                                     PER                       PER
QUARTERS ENDED                                         TOTAL        SHARE         TOTAL       SHARE
----------------------------------------------------------------------------------------------------------
August 31, 1995.............................         $10,387      $ .48         $ 3,358      $ .15

November 30, 1995...........................           9,897        .45          10,421        .48

February 29, 1996...........................          10,271        .47          24,630       1.13

May 31, 1996................................          11,462        .52          16,215        .74

August 31, 1996.............................          10,367        .47          15,085        .69

November 30, 1996...........................           9,927        .46          39,475       1.80

February 28, 1997...........................           8,948        .40          19,218        .88

May 31, 1997................................           9,003        .41           4,101        .19

August 31, 1997.............................           8,485        .39          17,668        .80

November 30, 1997...........................           8,725        .39         (26,874)     (1.21)

February 27, 1998...........................           9,829        .45           5,778        .25

May 29, 1998................................           9,661        .45         (15,385)      (.70)

August 31, 1998.............................           9,371        .42        (170,243)     (7.62)

November 30, 1998...........................          11,344        .50          65,572       2.94

February 26, 1999...........................           9,629        .42         (19,300)      (.85)

May 28, 1999................................          10,102        .44          25,315       1.08

August 31, 1999.............................           9,044        .39            (732)      (.03)

November 30, 1999...........................           8,728        .37          26,023       1.12

-------------
 *Totals expressed in thousands of dollars except per share amounts.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Other Information (unaudited)

YEAR 2000 ISSUE As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000" issue). It is still possible that some computer systems could malfunction in the future because of the Year 2000 issue or as a result of actions taken to address the Year 2000 issue. The Investment Adviser does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but the Investment Adviser will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.

T H E  E M E R G I N G  M A R K E T S  I N C O M E  F U N D  I I  I N C

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer,
      President and Member of the
      Board of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.

LESLIE H. GELB
      President, The Council
      on Foreign Relations

HEATH B. MCLENDON;
      Co-Chairman of the Board;
      Managing Director, Salomon
      Smith Barney Inc.
      President, Smith Barney Mutual Fund
      Management Inc.
      Chairman, Smith Barney
      Strategy Advisors Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers

WILLIAM D. CVENGROS
      Co-Chairman of the Board
HEATH B. MCLENDON
      Co-Chairman of the Board
STEPHEN J. TREADWAY
      President
LEWIS E. DAIDONE
      Executive Vice President & Treasurer
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
NEWTON B. SCHOTT, JR.
      Executive Vice President
PETER J. WILBY
      Executive Vice President
CHRISTINA T. SYDOR
      Secretary
ANTHONY PACE
      Controller

The Emerging Markets
Income Fund II Inc

      7 World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT MANAGER
      Value Advisors LLC
      800 Newport Center Drive
      Newport Beach, California 92660

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      EDF

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



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


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
                 The Emerging Markets
                 Income Fund II Inc

                 Semi-Annual Report

                 November 30, 1999

------------------------------------------------------------
                     The Emerging Markets Income Fund II Inc
                     ------------------------------------------------


American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

                                    PRSRT-STD
                                  U.S. POSTAGE
                                      PAID
                                 PERMIT No. 169
                                STATEN ISLAND, NY


                                    EDFSEMI 11/99